CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Service Air Group, Inc. for the quarter ending September 30, 2005, I, Jag Dhillon, Chief Executive Officer and I, Mohammad Sultan, Chief Financial Officer of Service Air Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report of Form 10-QSB for the period ending September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fairly represents in all material respects, the financial condition and results of operations of Service Air Group, Inc.


By:    /s/   Jag Dhillon
       ----------------------------
       Jag Dhillon
       Chief Executive Officer

By:    /s/   Mohammad Sultan
       ----------------------------
       Mohammad Sultan
       Chief Financial Officer

Dated: November 21, 2005